UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 16, 2016

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On August 16, 2016, The Southern Company (the “Company”) entered into an Underwriting Agreement with Barclays Capital Inc., Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, covering the issue and sale of 32,500,000 shares (the “Shares”) of the Company’s common stock, par value $5 per share. The Shares were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-202413) of the Company.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

1.1	Underwriting Agreement relating to the Shares, dated August 16, 2016, among the Company and Barclays Capital Inc., Goldman, Sachs & Co., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Troutman Sanders LLP relating to the Shares.

8.1	Tax Opinion of Troutman Sanders LLP.

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1 above).

23.2	Consent of Troutman Sanders LLP (included in Exhibit 8.1 above).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2016	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Corporate Secretary